                                                                   EXHIBIT 10.11


NationsBank
NationsBank, N.A.






                         FOURTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                                      among

                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                          OMC FISHING BOAT GROUP, INC.,
                       OMC LATIN AMERICA/CARIBBEAN, INC.,
                                       and
                   RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                          as Borrowers and Guarantors,

                                       and

                       OMC RECREATIONAL BOAT GROUP, INC.,
                                       and
               (and the other Borrowers and/or Guarantors, if any,
                        from time to time party hereto),

                               NATIONSBANK, N.A.,
                             as Agent and a Lender,

        (and the other Lenders, if any, from time to time party hereto), as Lenders


                     Dated effective as of February 1, 1999

                         FOURTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of February 1, 1999, is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and NATIONSBANK, N.A., a national banking association and successor in interest by merger to NationsBank of Texas, N.A., in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").


                                    RECITALS:

         A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Loan and Security Agreement dated effective as of May 21, 1998, the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998, and the Third Amendment to Amended and Restated Loan and Security Agreement dated effective as of December 21, 1998 (hereinafter called the "Agreement"). Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

         B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, shall have the same meaning given to such term in the Agreement, as amended by this Amendment.

                                    ARTICLE 2

                                   Amendments

         Section 2.1 Amendment to Definition of "Borrowing Base" in Article 1 of the Agreement. Effective as of February 1, 1999, the definition of "Borrowing Base" in Article 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

         "Borrowing Base" means, at any time, an amount equal to the lesser of:

                  (a) the maximum principal amount of the Revolving Credit Facility, minus the sum of

                           (i)      the Letter of Credit Reserve, plus

                           (ii)     the Reserve, or

                  (b)      an amount equal to the sum of

                           (i) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Receivables that are determined by Agent in its discretion to be Qualified L/C Supported Receivables at such time, plus

                           (ii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Receivables that are determined by Agent in its discretion to be Qualified Guaranteed Receivables at such time, plus

                           (iii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Domestic Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus

                           (iv) 75% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the Dollar Equivalent face value of Eligible Foreign Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus
                           (v)      the lesser of

                                    (A)      60% with respect to Eligible
                                             Domestic Inventory and 50% with
                                             respect to Eligible Foreign
                                             Inventory (or such lesser
                                             percentage as Agent may determine
                                             pursuant to Section 2.5) of the
                                             lesser of cost determined on a FIFO
                                             (or first-in-first-out) accounting
                                             basis or fair market value of such
                                             Eligible Inventory, as applicable,
                                             net of the Loan Parties' reserve
                                             for obsolescence (if any), at
                                             such time, plus, during the
                                    period of January 1, 1998 through April 30,
                                    1998, the period of January 1, 1999 through June 30, 1999, and the period of January 1 through April 30 of any calendar year thereafter, 35% (or such lesser percentage as Agent may in its discretion determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis or fair market value of Eligible Work-In-Process Inventory, net of the Loan Parties' reserve for obsolescence (if any), at such time or

                                    (B)     $75,000,000, minus

                           (vi)     the Letter of Credit Reserve; plus

                           (vii) provided that the representations of Borrowers under Section 7.1(z) are and remain true and correct, during any single period commencing during any calendar year, determined as provided hereinbelow (herein called a "Designated Period"), (i) $30,000,000 at any time during the period from the Agreement Date through December 30, 1998, (ii) $20,000,000 at any time during any portion of a Designated Period that
                                    occurs during the period December 31, 1998 through January 31, 1999 or $30,000,000 at any time during any portion of such Designated Period that occurs during the period February 1, 1999 through December 30, 1999, (ii) $10,000,000 at any time during the period from December 31, 1999 through December 30, 2000 and (iv) $0.00 on or at any time after December 31, 2000; provided, that any such Designated Period for any calendar year shall begin on the Business Day, if any, during such year on which the aggregate outstanding balance of Loans first exceeds an amount equal to the aggregate amount determined under paragraph (b) of this definition without regard to this subparagraph (vii), and shall terminate on the earlier of (a) the expiration of one hundred eighty (180) days thereafter or (b) December 31 of such year;

provided that with respect to clause (b) preceding, Agent may deduct any Reserve prior to application of the relevant percentages used to calculate the Borrowing Base as set forth herein.

                                    ARTICLE 3

                                  Miscellaneous

         Section 3.1 Limited Waiver. Agent and the Lenders hereby waive any Event of Default resulting solely from noncompliance with Subsection (c) ("Leverage Ratio") of Section 12.1 ("Financial Ratios") of the Agreement for the period ending December 31, 1998, provided, that such waiver is expressly limited as provided herein and shall not impair the requirements of such Subsection with respect to any other time or period.

         Section 3.2 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

                           (i) Amendment Documents. This Amendment, the certain
                  amendment fee letter agreement in connection therewith and any other instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, Agent or the Lenders in connection with this Amendment, in each case duly executed (the "Amendment Documents");

                           (ii) Fees and Expenses. Evidence that the costs and
                  expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with
                  Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full;

                           (iii) Additional Information. Agent shall have
                  received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby; and

                           (iv) Consents. All consents required by Section 16.9
                  of the Agreement shall have been obtained (it being understood that, pursuant to Section 16.9 of the Agreement, consent of Agent and all Lenders shall be required for effectiveness of
                  Section 2.1 and consent of Agent and Required Lenders shall be required for effectiveness of all other provisions of this Agreement.

                  (b) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

                  (d) After giving effect to Section 3.1, no Default or Event of Default shall have occurred and be continuing.

         Section 3.3 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement (in the case of the certification required by such clause (iii), as subsequently modified pursuant to Section 6.1(b) of the Agreement) remain true, correct and complete as of the effective date of this Amendment.

         Section 3.4 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

         Section 3.5 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

         Section 3.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

         Section 3.8 General. This Amendment, when signed by each signatory as provided hereinbelow (i) shall be deemed effective prospectively as of the effective date specified in the preamble of this Amendment, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
         AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
         CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS
         OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE
         ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts, signed on or about February 11, 1998 but effective as of the date specified in the preamble hereof.

                                       BORROWERS:

                                       OUTBOARD MARINE CORPORATION


                                       By: /s/ Andrew P. Hines
                                       Name: Andrew P. Hines
                                       Title: Executive Vice President and
                                       Chief Financial Officer

                                       By: /s/ Gordon G. Repp
                                       Name: Gordon G. Repp
                                       Title: Senior Counsel and Assistant
                                       Secretary

                                       OMC ALUMINUM BOAT GROUP, INC.


                                       By: /s/ Gordon G. Repp
                                       Name: Gordon G. Repp
                                       Title: Assistant Secretary and Treasurer


                                       By: /s/ Andrew P. Hines
                                       Name: Andrew P. Hines
                                       Title: Chief Financial Officer

                                   OMC FISHING BOAT GROUP, INC.


                                   By: /s/ Gordon G. Repp
                                   Name: Gordon G. Repp
                                   Title: Assistant Secretary and Treasurer


                                   By: /s/ Andrew P. Hines
                                   Name: Andrew P. Hines
                                   Title: Chief Financial Officer



                                   OMC LATIN AMERICA/CARIBBEAN, INC.


                                   By: /s/ Andrew P. Hines
                                   Name: Andrew P. Hines
                                   Title: Chief Financial Officer


                                   By: /s/ Gordon G. Repp
                                   Name: Gordon G. Repp
                                   Title: Assistant Secretary



                                   RECREATIONAL BOAT GROUP
                                   LIMITED PARTNERSHIP

                                   By: OMC Recreational Boat Group, Inc.
                                   General Partner


                                   By: /s/ Gordon G. Repp
                                   Name: Gordon G. Repp
                                   Title: Assistant Secretary and Treasurer


                                   By: /s/ Andrew P. Hines
                                   Name: Andrew P. Hines
                                   Title: Chief Financial Officer

                                      GUARANTOR:

                                      OMC RECREATIONAL BOAT GROUP, INC.


                                      By: /s/ Gordon G. Repp
                                      Name: Gordon G. Repp
                                      Title: Assistant Secretary and Treasurer


                                      By: /s/ Andrew P. Hines
                                      Name: Andrew P. Hines
                                      Title: Chief Financial Officer

                                              AGENT:

                                              NATIONSBANK, N.A.
                                              successor in interest by merger to
                                              NationsBank of Texas, N.A.


                                              By: /s/ Stacy Wills
                                              Name: Stacy Wills
                                              Title: Vice President

                                             LENDERS:

                                             NATIONSBANK, N.A.
                                             successor in interest by merger to
                                             NationsBank of Texas, N.A.


                                             By: /s/ Stacy Wills
                                             Name: Stacy Wills
                                             Title: Vice President

                                                      AMERICAN NATIONAL BANK AND
                                                      TRUST COMPANY OF CHICAGO


                                                      By: /s/ Donna H. Evans
                                                      Name: Donna H. Evans
                                                      Title: Vice President

                                                       FLEET CAPITAL CORPORATION


                                                       By: /s/ Thomas Maiale
                                                       Name: Thomas Maiale
                                                       Title: Vice President

                                            THE CIT GROUP/BUSINESS CREDIT, INC.


                                            By: /s/ Pamela Wozniak
                                            Name: Pamela Wozniak
                                            Title: Vice President

                                                    TRANSAMERICA BUSINESS CREDIT
                                                    CORPORATION


                                                    By: /s/ Robert Heinz
                                                    Name: Robert Heinz
                                                    Title: Senior Vice President

                                               FLEET CAPITAL CORPORATION f/k/a
                                               SANWA BUSINESS CREDIT CORPORATION


                                               By: /s/ Thomas Maiale
                                               Name: Thomas Maiale
                                               Title: Vice President